SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   July 15, 2004
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                       BestNet Communications Corporation
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                     001-15482                 86-1006416
 ---------------------------    ----------------------     --------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification Number)



            5075 Cascade Rd.  SE, Suite A.  Grand Rapids, MI  49546
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
                                                   ---------------

ITEM 5. OTHER EVENTS.

     BestNet Communications Announces Management Change

Exhibits            Title

99                  Press release, issued by BestNet Communications Corporation
                    Dated July 15, 2004

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corporation


                                            By:  /s/  Richard Bourke
                                               --------------------------------
                                                      Richard Bourke
                                                      Interim Chief Executive
                                                      Officer


                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz
                                                      Principal Accounting
                                                      Officer




      Date:  July 19, 2004